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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2001

ALLIANCE CAPITAL MANAGEMENT L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	212-969-1000

Item 1.  Changes in Control of Registrant.

    Not applicable.

Item 2.  Acquisition or Disposition of Assets.

    Not applicable.

Item 3.  Bankruptcy or Receivership.

    Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

    Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

    Not applicable.

Item 6.  Resignations of Registrant's Directors.

    Not applicable.

Item 7.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
None.
(b)	Pro Forma Financial Information
None.
(c)	Exhibits
	99.8	Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its presentation entitled Expanding Opportunities dated June 26, 2001.

Item 8.  Change in Fiscal Year.

    Not applicable.

Item 9.  Regulation FD Disclosure.

    Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its presentation entitled Expanding Opportunities dated June 26, 2001. Expanding Opportunities is attached hereto as Exhibit 99.8.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.
Dated: June 27, 2001	By:	Alliance Capital Management Corporation, General Partner
	By:	/s/ ROBERT H. JOSEPH, JR. Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer

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SIGNATURES